Exhibit 10.15
AMENDMENT
TO
REGISTRATION RIGHTS AGREEMENT
This AMENDMENT (this "Amendment") is made as of March 4, 2016 by and between Kodiak Capital Group, LLC, a Delaware limited liability company (the "Investor") and Nutritional High International, Inc., a Canadian company (the "Company").
W I T N E S S E T H.
WHEREAS, the Company and the Investor executed a Registration Rights Agreement (the "Agreement") in connection with the execution of an Equity Purchase Agreement between the parties, dated as of December 15, 2015. Pursuant to the Agreement, the Company is obligated to file a registration statement with the U.S. Securities Exchange Commission by January 30, 2016;
WHEREAS, the parties previously agreed to extend the filing deadline in Section 2 and Section 3(a) of the Agreement from January 30, 2016 to February 10, 2016; and
WHEREAS, for value received, the parties agree to amend the Agreement as follows.
NOW, THEREFORE, the parties agree to:
1.	The filing deadline in Section 2 and Section 3(a) of the Agreement shall be extended from January 30, 2016 to February 10, 2016.

2.	This Amendment, including the validity, interpretation, construction and performance of this Amendment, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in such State, without regard to such State's conflicts of law principles.

3.	Except as specifically set forth herein, the Agreement and all of its terms and conditions remain in full force and effect, and the Agreement is hereby ratified and confirmed in all respects, except that on or after the date of this Amendment all references in the Agreement to "this Agreement," "hereto," "hereof," "hereunder," or words of like import shall mean the Agreement as amended by this Amendment.

4.	This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The Agreement, as amended by this Amendment, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

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[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by the undersigned as of the date first above written.

Nutritional High International Inc.

/"Signed"/ Adam Szweras
By: Adam Szweras
Title: Director and Corporate Secretary

Kodiak Capital Group, LLC

/"Signed"/ Ryan Hodson
By: Ryan Hodson
Title: Managing Member